April 24, 2001

Fidelity Investments Life Insurance Company

Fidelity Investments Variable Annuity Account I

82 Devonshire Street

Boston, Massachusetts 02109

Re: Registration No. 33-54926

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information contained in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-54926) for Fidelity Investments Variable Annuity Account I filed by the Account with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

Very truly yours,

MORGAN, LEWIS & BOCKIUS LLP

By: /s/ Michael Berenson

Michael Berenson